UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2008

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1143 Borregas Avenue
Sunnyvale, California 94089
(408) 745-9600
(Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

The 2008 Equity Incentive Plan

On June 10, 2008, at the 2008 Annual Meeting of Shareholders of SonicWALL, Inc. (the “Company”), the Company’s shareholders approved the Company’s 2008 Equity Incentive Plan (the “2008 Plan”).  The 2008 Plan contains the following material provisions:

·
Types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, and (v) performance shares.  The plan administrator is able to grant nonstatutory stock options and incentive stock options under the 2008 Plan.

·	Eligible recipients of awards: Includes employees, directors and consultants who provide services to the Company and its affiliates.

·
Shares reserved by the Company’s Board of Directors (the “Board”) under the 2008 Plan:  Eight hundred thousand (800,000) shares of the Company’s common stock plus up to five million (5,000,000) shares subject to stock options or similar awards granted under the 1998 Stock Option Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the 1998 Stock Option Plan that are forfeited to the Company or that the Company repurchases.

·
Administration of the 2008 Plan:  The Board of Directors and the Compensation Committee of the Board of Directors will administer the 2008 Plan.  To make grants to certain of the Company’s officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Company can receive a federal tax deduction for certain compensation paid under the 2008 Plan.

·	Term of 2008 Plan: The 2008 Plan will continue for a term of ten (10) years, unless the Company’s Board terminates it earlier.

A more detailed summary of the 2008 Plan is set forth in the Company’s proxy statement for the 2008 Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2008.  The foregoing summary and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2008 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The 2008 Inducement Equity Incentive Plan

On June 10, 2008, the Board of Directors of the Company approved the Company’s 2008 Inducement Equity Incentive Plan (the “2008 Inducement Plan”).  The terms of the 2008 Inducement Plan are substantially similar to the 2008 Plan with three principal exceptions: (i) incentive stock options are not included in the 2008 Inducement Plan, (ii) the annual compensation paid by the Company to specified executives will be deductible only to the extent that it does not exceed $1,000,000, as the conditions of Section 162(m) of the Code will not be met, and (iii) shareholder approval was not required in order to adopt the 2008 Inducement Plan.

The preceding summary of the 2008 Inducement Equity Incentive Plan is not intended to be complete, and is qualified in its entirety by reference to the full text of the 2008 Inducement Equity Incentive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SonicWALL, Inc.

Date: June 16, 2008	By:	/s/ Robert D. Selvi
Name: Robert D. Selvi
Title : Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	2008 Equity Incentive Plan
10.2	2008 Equity Inducement Plan